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                 UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


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                                   FORM 8-K


                                CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported):  January 29, 2001





						GENESIS ENERGY, L.P.
			(Exact name of registrant as specified in its charter)




	Delaware						  1-12295	       76-0513049
	(State or other jurisdiction of	(Commission	(I.R.S. Employer
	incorporation or organization)	File Number)	Identification No.)




	         500 Dallas, Suite 2500, Houston, Texas	     77002
	        (Address of principal executive offices)	   (Zip Code)




	                           (713) 860-2500
	            (Registrant's telephone number, including area code)




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Item 5.  Other Events.

On January 29, 2001, Genesis Energy, L.P. announced that at the opening of the market on February 1, 2001, its 8,625,000 common units representing limited partner interests will commence trading on the American Stock Exchange (AMEX) under the symbol GEL. At the close of the market on January 31, 2001, Genesis units will cease trading on the New York Stock Exchange. This change to the American Stock Exchange is discussed in the press release filed as Exhibit 99.1 hereto.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-
K.

	Exhibit.

99.1	Press release of Genesis Energy, L.P. dated January 29, 2001.

 							SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

								GENESIS ENERGY, L.P.
								(A Delaware Limited Partnership)

								By:	GENESIS ENERGY, L.L.C., as
									General Partner


Date:  January 30, 2001				By:	  /s/  Ross A. Benavides
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									  Ross A. Benavides
									  Chief Financial Officer